UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2005

THESTREET.COM, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-25779	06-1515824
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14 Wall Street, 15th Floor, New York, New York	10005
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 321-5000

N/A (Former name or former address, if changed from last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1—Registrant’s Business and Operations

Item 1.01.	Entry into Material Definitive Agreement.

On April 29, 2005, TheStreet.com, Inc. (the “Company”) entered into a letter agreement with James Lonergan, the Company’s president and chief operating officer, renewing his employment agreement, dated March 1, 2003, at his current salary of $275,000 per annum for a term to expire on February 28, 2006. All other terms of his employment agreement remain the same.

A copy of the letter agreement amending Mr. Lonergan’s employment agreement is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 9.01.	Exhibits.

(c) Exhibits

10.1	Letter Agreement, dated April 29, 2005, between James Lonergan and TheStreet.com, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THESTREET.COM, INC. (Registrant)

Date: May 4, 2005	By:	/s/ Thomas J. Clarke, Jr.
Thomas J. Clarke, Jr.
Chief Executive Officer

EXHIBIT INDEX

10.1	Letter Agreement, dated April 29, 2005, between James Lonergan and TheStreet.com, Inc.